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                                                                  Exhibit 23.2




                             ACCOUNTANTS' CONSENT




The Board of Directors
Vistana, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/KPMG LLP


Orlando, FL
August 23, 1999